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SMSC to Acquire Conexant January 2011

We Signed a Definitive Agreement to Sell Our Company to Standard Microsystems Corporation (SMSC) Transaction Overview SMSC will pay approximately $2.25 per share, half in stock and half in cash, to purchase all of our outstanding shares The transaction is valued at approximately $284M including assumption of our debt The deal is expected to close in the first half of calendar 2011

Combined Company Benefits Merging complementary product portfolios and engineering resources will allow the combined company to target a broader set of applications Creates a company with expected revenues in excess of $600M Highly skilled R&D team with over 900 engineers globally focused on analog and mixed-signal design Combined company will have the scale, scope, and financial resources to capitalize on growth opportunities and achieve a higher level of success Sailesh Chittipeddi is Expected to Become Executive Vice President at Combined Company

About SMSC Fabless semiconductor company that provides connectivity solutions for computing, consumer, automotive, and industrial markets Publicly held company (NASDAQ: SMSC) founded in 1971 and headquartered in Hauppauge, New York Approx. 1,000 employees with operations in North America, Asia, Europe, and India

Christine King: SMSC President & CEO Experienced industry veteran Served as SMSC President and CEO since October 2008 Also served as CEO of AMI Semiconductor prior to the company's merger with ON Semiconductor Spent 23 years with IBM Microelectronics in a variety of positions that included: VP of Semiconductor Products, VP of the Networking Technology Business Unit, and VP of Marketing and Field Engineering Earned a Bachelor's degree in Electrical Engineering from Fairleigh Dickinson University

SMSC to Acquire Conexant Sailesh Chittipeddi

Content Content Content Content Content SMSC Offices: Conexant Offices : Dual Office Locations: Newport Beach Frankfurt Versailles Haifa Noida Waltham San Jose San Diego Laguna Niguel Tucson Phoenix Ottawa Austin Hauppauge Amsterdam Goteborg Sofia Karlsruhe/Pforzheim Chennai Singapore Beijing Shanghai Hong Kong Shenzhen Taipei Seoul Tokyo Osaka >900 Engineers Worldwide with Combined Company Global R&D Reach

R&D Spend vs. Peers R&D spend is sum of last four reported quarters (trailing twelve month)

Content Content Content Content Content SMSC Offices: Conexant Offices : Dual Office Locations: Storage (CCP) Analog (CCP) Consumer (CES) Computing & Connectivity (CCP) Analog (CCP) Central Engineering Consumer (CES) Storage (CCP) World Map of Product Lines Automotive Information Systems (AIS) Consumer (CES)

Additional Information and Disclaimer Additional Information About This Transaction In connection with the proposed transaction, SMSC will file with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 that will include a proxy statement of Conexant and a prospectus of SMSC. The definitive proxy statement/prospectus will be mailed to stockholders of Conexant. Conexant and SMSC urge investors and security holders to read the proxy statement/prospectus regarding the proposed transaction when it becomes available because it will contain important information about the proposed transaction. You may obtain a free copy of the proxy statement/prospectus (when available) and other related documents filed by SMSC and Conexant with the SEC at the SEC's website at www.sec.gov. The proxy statement/prospectus (when it is available) and other documents filed by SMSC or Conexant with the SEC relating to the proposed transaction may also be obtained for free by accessing SMSC's website at www.smsc.com by clicking on the link for "Investor Relations", then clicking on the link for "SEC Filings" or by accessing Conexant's website at www.conexant.com and clicking on the "Investors" link and then clicking on the link for "Financial Information" and then clicking on the link for "SEC Filings". Participants in This Transaction SMSC, Conexant and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from Conexant stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Conexant stockholders in connection with the proposed transaction, including the interests of such participants in the proposed transaction, will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about SMSC's executive officers and directors in SMSC's definitive proxy statement filed with the SEC on June 14, 2010. You can find information about Conexant's executive officers and directors in Conexant's definitive proxy statement filed with the SEC on December 10, 2010. You can obtain free copies of these documents from SMSC or Conexant, respectively, using the contact information above. Forward-Looking Statements Except for historical information contained herein, the matters set forth in this document are forward-looking statements about expected future events and financial and operating results that involve risks and uncertainties. These uncertainties may cause Conexant's actual future results to be materially different from those discussed in the forward-looking statements. These risks and uncertainties include risks relating to the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Conexant stockholders to approve the transaction; a failure to consummate or delay in consummating the merger for other reasons; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; and other risks relating to Conexant's business set forth in its filings with the SEC. Our forward looking statements are qualified in their entirety by the inherent risks and uncertainties surrounding future. All forward-looking statements speak only as of the date hereof and are based upon the information available to Conexant at this time. Such statements are subject to change, and Conexant does not undertake to update such statements, except to the extent required under applicable law and regulation. These and other risks and uncertainties are detailed from time to time in Conexant's reports filed with the SEC. Investors are advised to read Conexant's Annual Report on Form 10-K and quarterly reports on Form 10-Q filed with the SEC, particularly those sections entitled "Risk Factors", for a more complete discussion of these and other risks and uncertainties.